SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 15, 2005

Century Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-15752	04-2498617
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Mystic Avenue Medford, MA		02155 (Zip Code)
(Address of principal executive offices)

(781) 391-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Ex-99.1 Century Bancorp, Inc. press release dated April 15, 2005

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 15, 2005, Century Bank and Trust Company announced the appointment of Jonathan G. Sloane and Barry R. Sloane as Co-Presidents and Co-Chief Executive Officers of Century Bank and Trust Company, and Co-Presidents and Co-Chief Operating Officers of Century Bancorp, Inc. Marshall M. Sloane will continue to serve as Chairman of Century Bank and Trust Company and Chairman and Chief Executive Officer of Century Bancorp, Inc. The press release announcing these appointments is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

          99.1 Century Bancorp, Inc. press release dated April 15, 2005.

SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY BANCORP, INC.

/s/ Paul V. Cusick, Jr.

Paul V. Cusick, Jr.
Vice President and Treasurer

Dated:April 15, 2005